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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 12, 2005

                             CALLIDUS SOFTWARE INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-50463                 77-0438629
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

          160 W. Santa Clara Street, Suite 1500
                      San Jose, CA                                 95113
         (Address of Principal Executive Offices)                (Zip Code)

                                 (408) 808-6400
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 5.02 is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 8, 2005, the Board of Directors appointed Michele Patton to the Board of Directors of Callidus Software Inc. effective September 8, 2005 as a Class II Director. Ms. Patton will stand for re-election as a Class II Director at the annual meeting of stockholders of Callidus to be held in 2008. Ms. Patton will serve on the Compensation as well as the Nomination and Corporate Governance Committee. On September 12, 2005, Callidus issued a press release announcing Ms. Patton's election, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. There are no arrangements or understandings between Ms. Patton and any other persons pursuant to which Ms. Patton was selected as a director. Ms. Patton has not entered into any transaction with Callidus that is required to be disclosed under Item 404(a) of Regulation S-K. Ms. Patton will be compensated for her service on the Board of Directors in accordance with Callidus' director compensation policy. As part of this policy, Ms. Patton will be granted options to purchase common stock of Callidus, along with receiving a change of control agreement providing for accelerated vesting of 50% of her outstanding options in the event of a change of control of Callidus.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         99.1 Press Release, dated September 12, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CALLIDUS SOFTWARE INC.


Date:    September 12, 2005                   By:    /s/ Ronald J. Fior
                                                     ---------------------------
                                              Name:  Ronald J. Fior
                                              Title: Vice President, Finance and
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

99.1     Press release of Registrant dated September 12, 2005.